Other Accrued Liabilities	12 Months Ended
Dec. 31, 2014
Notes to Financial Statements
NOTE H - OTHER ACCRUED LIABILITIES

In October 2011, New West settled a legal dispute. The financial terms of the settlement are subject to a confidentiality agreement. The present value of the settlement amount was recorded at the settlement date and is payable in equal monthly installments of $17,000 over five years at an effective interest rate of 5.25% and consists of the following at December 2014:

2014
Total due	$334,000
Less current portion	(187,000)
Long-term, less current portion	$147,000

Certain of our executives and managers have employment agreements that provide for a Retention Bonus equal to 50% of their then effective annual salary if they are still employed in May of 2016. Included in Other accrued liabilities as of December 2014, is $240,000 related to this liability.